scansource

Fiscal Fourth Quarter and Full Year

2024 Earnings

"Our results for the year reflect a soft demand environment; however, we delivered strong margins and robust cash flow. We are executing well on our capital allocation plan to invest in strategic acquisitions and share repurchases."

Mike Baur
Chair and CEO, ScanSource, Inc.

Key Highlights

Achieved Robust Cash Flow in FY24

Strong Margins Reflect Strength of Business Fundamentals and Recurring Revenue

Announced Acquisitions of High Margin, Recurring Revenue Businesses

FY24 Net Sales and Gross Profit

Consolidated	Specialty Technology Solutions Segment	Modern Communications & Cloud Segment
Net Sales -14% Y/Y $3.3B	**STS, Net Sales** -14% Y/Y $2.0B	**MC&C, Net Sales** -13% Y/Y $1.3B
Gross Profit -11% Y/Y $399M, 12.2% margin	**STS, Gross Profit** -16% Y/Y $188M, 9.4% margin	**MC&C, Gross Profit** -6% Y/Y $211M, 16.8% margin

© ScanSource 2024

Operating Metrics

$0.64 per share **Q4** -6%Y/Y
$3.06 per share **FY24** -12%Y/Y
GAAP Diluted EPS

4.58% **Q4**
4.31% **FY24**
Adjusted EBITDA Margin*

$372M **FY24**
Operating Cash Flow
$363M **FY24**
Free Cash Flow*

$0.80 per share **Q4** +5% Y/Y
$3.08 per share **FY24** -20% Y/Y
Non-GAAP Diluted EPS*

$34.2M **Q4** -15% Y/Y
$140.7M **FY24** -22% Y/Y
Adjusted EBITDA*

12.7% **Q4**
12.4% **FY24**
Adjusted ROIC*
$43M share repurchases in FY24

Fiscal Year 2025 Annual Outlook **as of** August 27, 2024

Net Sales
$3.1 billion to $3.5 billion

Adjusted EBITDA*
$140 million to $160 million

Free Cash Flow*
At least $70 million

Focus on Working Capital Efficiency Improvements

Mid-Term Goals Mid-term: 3-to-4-year time frame

Net Sales Growth per year	Adjusted EBITDA Margin*	Adjusted ROIC*	Recurring Revenue as % of Gross Profits
5%-7.5%	4.5%-5%	Mid Teens	Building to 30%+

* Non-GAAP measure; adjusted ROIC represents return on invested capital

For further financial data, non-GAAP financial disclosures and cautionary language regarding forward-looking statements, please refer to the following pages and ScanSource's fourth quarter fiscal year 2024 news release issued on August 27, 2024, which accompanies this presentation and is available at www.scansource.com in the Investor Relations section [click here].

2

© ScanSource 2024

Forward-Looking Statements This Earnings Infographic and supporting materials contain “forward-looking” statements, including ScanSource's FY25 annual outlook and mid-term goals, which involve risks and uncertainties, many of which are beyond ScanSource’s control. No undue reliance should be placed on such statements, as any number of factors could cause actual results to differ materially from anticipated or forecasted results, including, but not limited to, the following factors, which are neither presented in order of importance nor weighted: macroeconomic conditions, including potential prolonged economic weakness, inflation, the failure to manage and implement ScanSource's growth strategy, credit risks involving ScanSource's larger customers and suppliers, changes in interest and exchange rates and regulatory regimes impacting ScanSource's international operations, risk to the business from a cyberattack, a failure of IT systems, failure to hire and retain quality employees, loss of ScanSource's major customers, relationships with key suppliers and customers or a termination or a modification of the terms under which it operates with these key suppliers and customers, changes in ScanSource's operating strategy, and other factors set forth in the "Risk Factors" contained in ScanSource's annual report on Form 10-K for the year ended June 30, 2024. Except as may be required by law, ScanSource expressly disclaims any obligation to update these forward-looking statements to reflect events or circumstances after the date of this Earnings Infographic or otherwise. Non-GAAP Financial Information In addition to disclosing results that are determined in accordance with United States Generally Accepted Accounting Principles (“GAAP”), ScanSource also discloses certain non-GAAP measures, including non-GAAP SG&A expenses, non-GAAP operating income, non-GAAP operating income margin, non-GAAP pre-tax income, non-GAAP net income, non-GAAP diluted EPS, adjusted EBITDA, adjusted EBITDA margin, net debt, adjusted ROIC, free cash flow and net sales in constant currency excluding acquisitions and divestitures (organic growth). A reconciliation of the Company's non-GAAP financial information to GAAP financial information is provided in the following supporting materials and in the Company’s Form 8-K, filed with the SEC, with the quarterly earnings press release for the period indicated. Please see the “Non-GAAP Financial Information” section in the quarterly earnings press release for additional description of ScanSource’s non-GAAP measures. ScanSource discloses forward-looking information that is not presented in accordance with GAAP with respect to adjusted EBITDA, adjusted EBITDA margin, adjusted ROIC, and free cash flow. ScanSource believes that a quantitative reconciliation of such forward-looking information to the most directly comparable GAAP financial measure cannot be made without unreasonable efforts, because a reconciliation of these non-GAAP financial measures would require an estimate of future non-operating items such as acquisitions and divestitures, restructuring costs, impairment charges and other unusual or non-recurring items. Neither the timing nor likelihood of these events, nor their probable significance, can be quantified with a reasonable degree of accuracy. Accordingly, a reconciliation of such forward- looking information to the most directly comparable GAAP financial measure is not provided. 3

ScanSource, Inc.
Earnings Infographic
Q4 FY2024

SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Consolidated, 5-Quarter Financial Summary - for continuing operations

($ in thousands, except per share data)

	Q4 FY24	Q3 FY24	Q2 FY24	Q1 FY24	Q4 FY23	Q/Q	Y/Y
Select reported GAAP measures:							
Net sales	$ 746,113	$ 752,599	$ 884,792	$ 876,305	$ 947,149	(1)%	(21)%
Gross profit	$ 97,315	$ 94,481	$ 100,748	$ 106,508	$ 108,659	3%	(10)%
Gross profit margin %	*13.0 %*	*12.6 %*	*11.4 %*	*12.2 %*	*11.5 %*	*49 bp*	*157 bp*
SG&A expenses	$ 68,498	$ 66,574	$ 66,921	$ 75,436	$ 74,358	3%	(8)%
Operating income	$ 21,871	$ 17,542	$ 26,826	$ 24,084	$ 27,289	*25%*	*(20)%*
Operating income margin %	*2.93 %*	*2.33 %*	*3.03 %*	*2.75 %*	*2.88 %*	*60 bp*	*5 bp*
Net income	$ 16,097	$ 12,806	$ 32,726	$ 15,432	$ 17,095	*26%*	*(6)%*
Diluted EPS	$ 0.64	$ 0.50	$ 1.29	$ 0.61	$ 0.68	*28%*	*(6)%*
Select reported non-GAAP measures: [(a)]							
Non-GAAP operating income	$ 26,034	$ 25,306	$ 30,621	$ 28,478	$ 32,806	3%	(21)%
Non-GAAP operating income margin %	*3.49 %*	*3.36 %*	*3.46 %*	*3.25 %*	*3.46 %*	*13 bp*	*3 bp*
Non-GAAP net income	$ 19,921	$ 17,461	$ 21,587	$ 18,728	$ 19,213	14%	4%
Non-GAAP diluted EPS	$ 0.80	$ 0.69	$ 0.85	$ 0.74	$ 0.76	16%	5%
Adjusted EBITDA (non-GAAP)	$ 34,181	$ 33,095	$ 38,459	$ 34,919	$ 40,199	3%	(15)%
Adjusted EBITDA margin % (non-GAAP)	*4.58 %*	*4.40 %*	*4.35 %*	*3.98 %*	*4.24 %*	*18 bp*	*34 bp*
Adjusted ROIC (non-GAAP)	12.7 %	12.1 %	13.2 %	11.0 %	12.9 %	60 bp	(20) bp
Operating cash flow (QTR)	$ 54,738	$ 160,152	$ 63,224	$ 93,533	$ (15,261)		
Less: Capital expenditures (QTR)	$ (1,270)	$ (2,420)	$ (2,549)	$ (2,315)	$ (3,431)		
Free cash flow (QTR) (Non-GAAP)	$ 53,468	$ 157,732	$ 60,675	$ 91,218	$ (18,692)		
Operating cash flow (TTM)	$ 371,647	$ 301,647	$ 196,333	$ 106,224	$ (35,769)		
Less: Capital expenditures (TTM)	$ (8,555)	$ (10,715)	$ (10,581)	$ (10,537)	$ (9,979)		
Free cash flow (TTM) (Non-GAAP)	$ 363,092	$ 290,932	$ 185,752	$ 95,687	$ (45,748)		

Noted: Margin % reflects measure as a percentage of net sales.

scansource.com 4 August 27, 2024

ScanSource, Inc.
Earnings Infographic
Q4 FY2024

SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Specialty Technology Solutions, 5-Quarter Financial Summary

($ in thousands)

	Q4 FY24	Q3 FY24	Q2 FY24	Q1 FY24	Q4 FY23	Q/Q	Y/Y
Net sales	$ 484,710	$ 483,704	$ 520,651	$ 509,570	$ 561,501	—%	(14)%
Gross profit	$ 46,346	$ 45,077	$ 47,133	$ 49,183	$ 51,440	3%	(10)%
Gross profit margin %	*9.6 %*	*9.3 %*	*9.1 %*	*9.7 %*	*9.2 %*	*24 bp*	*40 bp*
GAAP operating income	$ 10,405	$ 9,080	$ 13,368	$ 11,872	$ 14,343	15%	(27)%
GAAP operating income margin %	*2.15 %*	*1.88 %*	*2.57 %*	*2.33 %*	*2.55 %*	*27 bp*	*(41) bp*
Add: Intangible amortization expense	$ 1,261	$ 1,261	$ 1,261	$ 1,261	$ 1,261		
Non-GAAP operating income	$ 11,666	$ 10,341	$ 14,629	$ 13,133	$ 15,604	*13%*	*(25)%*
Non-GAAP operating income margin %	*2.41 %*	*2.14 %*	*2.81 %*	*2.58 %*	*2.78 %*	*27 bp*	*(37) bp*
Reconciliation of Operating Income to Adjusted EBITDA							
GAAP operating income	$ 10,405	$ 9,080	$ 13,368	$ 11,872	$ 14,343	15%	(27)%
Plus:							
Depreciation expense	2,019	1,953	2,144	1,931	1,954		
Intangible amortization expense	1,261	1,261	1,261	1,261	1,261		
Interest income	1,758	1,096	709	164	776		
Other income/(expense), net	53	(57)	135	(132)	(40)		
EBITDA (non-GAAP)	15,496	13,333	17,617	15,096	18,294	16%	(15)%
Adjustments:							
Share-based compensation expense	1,081	1,421	1,657	1,512	1,586	(24)%	(32)%
Adjusted EBITDA (non-GAAP)	$ 16,577	$ 14,754	$ 19,274	$ 16,608	$ 19,880	*12%*	*(17)%*
Adjusted EBITDA margin % (non-GAAP)	*3.42 %*	*3.05 %*	*3.70 %*	*3.26 %*	*3.54 %*	*37 bp*	*(12) bp*

scansource.com 5 August 27, 2024

ScanSource, Inc.
Earnings Infographic
Q4 FY2024

SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Modern Communications & Cloud, 5-Quarter Financial Summary

($ in thousands)

	Q4 FY24	Q3 FY24	Q2 FY24	Q1 FY24	Q4 FY23	Q/Q	Y/Y
Net sales	$ 261,403	$ 268,895	$ 364,141	$ 366,735	$ 385,648	(3)%	(32)%
Gross profit	$ 50,969	$ 49,404	$ 53,615	$ 57,235	$ 57,219	3%	(11)%
Gross profit margin %	*19.5 %*	*18.4 %*	*14.7 %*	*15.6 %*	*14.8 %*	*110 bp*	*470 bp*
GAAP operating income	$ 12,543	$ 12,989	$ 14,602	$ 12,413	$ 14,406	(3)%	(13)%
GAAP operating income margin %	4.80 %	4.83 %	4.01 %	3.38 %	3.74 %	*(3) bp*	*106 bp*
Add: Intangible amortization expense	$ 2,480	$ 2,491	$ 2,776	$ 2,932	$ 2,924		
Add: Tax recovery[a]	$ (657)	$ (515)	$ (1,386)	$ —	$ (128)		
Non-GAAP operating income	$ 14,366	$ 14,965	$ 15,992	$ 15,345	$ 17,202	(4)%	(16)%
Non-GAAP operating income margin %	*5.50 %*	*5.57 %*	*4.39 %*	*4.18 %*	*4.46 %*	*(10) bp*	*100 bp*
Reconciliation of Operating Income to Adjusted EBITDA							
GAAP operating income	$ 12,543	$ 12,989	$ 14,602	$ 12,413	$ 14,406	(3)%	(13)%
Plus:							
Depreciation expense	1,032	1,037	1,077	1,093	1,117		
Intangible amortization expense	2,480	2,491	2,776	2,932	2,924		
Interest income	1,527	1,557	1,409	1,161	1,309		
Other income/(expense), net	(427)	(186)	14,325	(549)	(309)		
EBITDA (non-GAAP)	17,155	17,888	34,189	17,050	19,447	(4)%	(12)%
Adjustments:							
Share-based compensation expense	728	968	914	1,258	1,000		
Tax recovery[a]	(657)	(515)	(1,386)	—	(128)		
Loss (gain) on sale of a business	378	—	(14,533)	—	—		
Adjusted EBITDA (non-GAAP)	$ 17,604	$ 18,341	$ 19,184	$ 18,308	$ 20,319	(4)%	(13)%
Adjusted EBITDA margin % (non-GAAP)	*6.73 %*	*6.82 %*	*5.27 %*	*4.99 %*	*5.27 %*	*(9) bp*	*147 bp*

[a] *Recovery of prior period withholding taxes in Brazil*

scansource.com 6 August 27, 2024

ScanSource, Inc.
Earnings Infographic
Q4 FY2024

SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Net Sales, Constant Currency Excluding Acquisitions and Divestitures (Organic Growth) - QTR

($ in thousands)

Net Sales by Segment:

	Q4 FY24	Q4 FY23	% Change
Specialty Technology Solutions:			
Net sales, as reported	$ 484,710	$ 561,501	(13.7)%
Foreign exchange impact [(a)]	1,099	—	
Net sales, constant currency excluding divestitures (non-GAAP)	$ 485,809	$ 561,501	(13.5)%
Modern Communications & Cloud:			
Net sales, as reported	$ 261,403	$ 385,648	(32.2)%
Foreign exchange impact [(a)]	3,635	—	
Less: Divestitures	—	(2,403)	
Net sales, constant currency excluding divestitures (non-GAAP)	$ 265,038	$ 383,245	(30.8)%
Consolidated:			
Net sales, as reported	$ 746,113	$ 947,149	(21.2)%
Foreign exchange impact [(a)]	4,734	—	
Less: Divestitures	—	(2,403)	
Net sales, constant currency excluding divestitures (non-GAAP)	$ 750,847	$ 944,746	(20.5)%

Net Sales by Geography:

	Q4 FY24	Q4 FY23	% Change
United States and Canada:			
Net sales, as reported	$ 663,542	$ 854,521	(22.3)%
International:			
Net sales, as reported	$ 82,571	$ 92,628	(10.9)%
Foreign exchange impact [(a)]	4,734	—	
Less: Divestitures	—	(2,403)	
Net sales, constant currency excluding divestitures (non-GAAP)	$ 87,305	$ 90,225	(3.2)%
Consolidated:			
Net sales, as reported	$ 746,113	$ 947,149	(21.2)%
Foreign exchange impact [(a)]	4,734	—	
Less: Divestitures	—	(2,403)	
Net sales, constant currency excluding divestitures (non-GAAP)	$ 750,847	$ 944,746	(20.5)%

(a) Year-over-year sales growth excluding the translation impact of changes in foreign currency rates. Calculated by translating net sales for the quarter ended June 30, 2024 into U.S. dollars using the weighted-average foreign exchange rates for the quarter ended June 30, 2023.

scansource.com 7 August 27, 2024

ScanSource, Inc.
Earnings Infographic
Q4 FY2024

SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Net Sales, Constant Currency Excluding Acquisitions and Divestitures (Organic Growth) - FY

($ in thousands)

Net Sales by Segment:

	Fiscal year ended June 30, 2024	Fiscal year ended June 30, 2023	% Change
Specialty Technology Solutions:			
Net sales, as reported	$ 1,998,636	$ 2,331,030	(14.3)%
Foreign exchange impact [(a)]	(1,341)	—	
Net sales, constant currency excluding divestitures (non-GAAP)	$ 1,997,295	$ 2,331,030	(14.3)%
Modern Communications & Cloud:			
Net sales, as reported	$ 1,261,173	$ 1,456,691	(13.4)%
Foreign exchange impact [(a)]	(8,542)	—	
Less: Divestitures	(3,747)	(9,140)	
Net sales, constant currency excluding divestitures (non-GAAP)	$ 1,248,884	$ 1,447,551	(13.7)%
Consolidated:			
Net sales, as reported	$ 3,259,809	$ 3,787,721	(13.9)%
Foreign exchange impact [(a)]	(9,883)	—	
Less: Divestitures	(3,747)	(9,140)	
Net sales, constant currency excluding divestitures (non-GAAP)	$ 3,246,179	$ 3,778,581	(14.1)%

Net Sales by Geography:

	Fiscal year ended June 30, 2024	Fiscal year ended June 30, 2023	% Change
United States and Canada:			
Net sales, as reported	$ 2,921,172	$ 3,432,074	(14.9)%
International:			
Net sales, as reported	$ 338,637	$ 355,647	(4.8)%
Foreign exchange impact [(a)]	(9,883)	—	
Less: Divestitures	(3,747)	(9,140)	
Net sales, constant currency excluding divestitures (non-GAAP)	$ 325,007	$ 346,507	(6.2)%
Consolidated:			
Net sales, as reported	$ 3,259,809	$ 3,787,721	(13.9)%
Foreign exchange impact [(a)]	(9,883)	—	
Less: Divestitures	(3,747)	(9,140)	
Net sales, constant currency excluding divestitures (non-GAAP)	$ 3,246,179	$ 3,778,581	(14.1)%

(a) Year-over-year sales growth excluding the translation impact of changes in foreign currency rates. Calculated by translating net sales for the fiscal year ended June 30, 2024 into U.S. dollars using the weighted-average foreign exchange rates for the fiscal year ended June 30, 2023.

scansource.com 8 August 27, 2024

ScanSource, Inc.
Earnings Infographic
Q4 FY2024

SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Average Adjusted Return on Invested Capital - QTR

($ in thousands)

	Q4 FY24	Q3 FY24	Q2 FY24	Q1 FY24	Q4 FY23
Adjusted return on invested capital (ROIC), annualized [(a)]	**12.7 %**	**12.1 %**	**13.2 %**	**11.0 %**	**12.9 %**
Reconciliation of Net Income to Adjusted EBITDA					
Net income from continuing operations - GAAP	$ 16,097	$ 12,806	$ 32,726	$ 15,432	$ 17,095
Plus:					
Interest expense	2,084	2,001	3,359	5,585	5,564
Income taxes	6,600	5,146	7,320	3,715	6,367
Depreciation and amortization	6,792	6,742	7,258	7,217	7,255
EBITDA (non-GAAP)	31,573	26,695	50,663	31,949	36,281
Adjustments:					
Tax recovery [(b)]	(657)	(515)	(1,386)	—	(128)
Acquisition and divestiture costs	503	511	703	—	—
Restructuring costs	435	3,923	—	—	—
Cyberattack restoration costs	141	93	441	201	1,460
Share-based compensation	1,808	2,388	2,571	2,769	2,586
Gain on sale of business	378	—	(14,533)	—	—
Adjusted EBITDA (numerator for Adjusted ROIC) (non-GAAP)	**$ 34,181**	**$ 33,095**	**$ 38,459**	**$ 34,919**	**$ 40,199**
Invested Capital Calculation					
Equity - beginning of quarter	$ 944,053	$ 953,601	$ 915,253	$ 905,298	$ 878,895
Equity - end of quarter	924,255	944,051	953,601	915,253	905,298
Adjustments:					
Tax recovery, net	(278)	(1,648)	(640)	—	(2,100)
Share-based compensation, net	1,350	1,784	1,919	2,068	1,921
Acquisition and divestiture costs	503	511	703	—	—
Restructuring, net of tax	327	2,935	—	—	—
Cyberattack restoration costs, net	106	69	329	150	1,092
Gain on sale of business	378	—	(14,533)	—	
Discontinued operations net income	—	—	—	—	(1,717)
Average equity	935,347	950,652	928,316	911,385	891,695
Average funded debt (c)	146,121	153,131	227,688	352,897	361,792
Invested capital (denominator for Adjusted ROIC) (non-GAAP)	**$ 1,081,468**	**$ 1,103,783**	**$ 1,156,004**	**$ 1,264,282**	**$ 1,253,487**

(a) Calculated as net income plus interest expense, income taxes, depreciation and amortization (EBITDA) with other non-GAAP adjustments (Adjusted EBITDA), annualized, divided by invested capital for the period. The annualized Adjusted EBTIDA amount is divided by days in the quarter times 365 days per year, or 366 days for a leap year.

(b) Recovery of prior period withholding taxes in Brazil.

(c) Average funded debt is calculated as the daily average amounts outstanding on our short-term and long-term interest-bearing debt.

scansource.com 9 August 27, 2024

ScanSource, Inc.
Earnings Infographic
Q4 FY2024

SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Average Adjusted Return on Invested Capital - FY

($ in thousands)	Fiscal year ended June 30,	
	2024	2023
Adjusted return on invested capital (ROIC), annualized [(a)]	12.4 %	14.6 %
Reconciliation of Net Income to Adjusted EBITDA		
Net income from continuing operations - GAAP	$ 77,060	$ 88,092
Plus:		
Interest expense	13,031	19,786
Income taxes	22,781	33,758
Depreciation and amortization	28,009	28,614
EBITDA (non-GAAP)	140,881	170,250
Adjustments:		
Tax recovery [(b)]	4,358	—
Acquisition and divestiture costs	1,717	—
Restructuring costs	(2,558)	(2,986)
Cyberattack restoration costs	874	1,460
Share-based compensation	9,537	11,219
Gain on sale of business	(14,155)	—
Adjusted EBITDA (numerator for Adjusted ROIC) (non-GAAP)	$ 140,654	$ 179,943
Invested Capital Calculation		
Equity - beginning of year	$ 905,298	$ 806,528
Equity - end of year	924,255	905,298
Adjustments:		
Tax recovery, net	(2,566)	(3,985)
Share-based compensation, net	7,120	8,326
Acquisition and divestiture costs	1,717	—
Restructuring, net of tax	3,262	—
Cyberattack restoration costs, net	655	1,092
Gain on sale of business	(14,155)	—
Discontinued operations net income	—	(1,717)
Average equity	912,793	857,771
Average funded debt (c)	220,528	372,235
Invested capital (denominator for Adjusted ROIC) (non-GAAP)	$ 1,133,321	$ 1,230,006

(a) Calculated as net income plus interest expense, income taxes, depreciation and amortization (EBITDA) with other non-GAAP adjustments (Adjusted EBITDA), annualized, divided by invested capital for the period.

(b) Recovery of prior period withholding taxes in Brazil.

(c) Average funded debt is calculated as the daily average amounts outstanding on our short-term and long-term interest-bearing debt.

scansource.com 10 August 27, 2024

ScanSource, Inc.
Earnings Infographic
Q4 FY2024

SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Net Debt and Adjusted EBITDA Metrics

($ in thousands)

	Q4 FY24	Q3 FY24	Q2 FY24	Q1 FY24	Q4 FY23
Consolidated debt (Q/E)	$ 144,056	$ 145,881	$ 168,634	$ 248,108	$ 329,901
Less:					
Cash and cash equivalents of continuing operations (Q/E)	(185,460)	(159,050)	(44,987)	(42,647)	(36,178)
Net debt (Q/E) (non-GAAP)	**$ (41,404)**	**$ (13,169)**	**$ 123,647**	**$ 205,461**	**$ 293,723**
Reconciliation of Net Income to Adjusted EBITDA					
Net income from continuing operations - GAAP	$ 16,097	$ 12,806	$ 32,726	$ 15,432	$ 17,095
Plus:					
Interest expense	2,084	2,001	3,359	5,585	5,564
Income taxes	6,600	5,146	7,320	3,715	6,367
Depreciation and amortization	6,792	6,742	7,258	7,217	7,255
EBITDA (non-GAAP)	31,573	26,695	50,663	31,949	36,281
Adjustments:					
Acquisition and divestiture costs	503	511	703	—	—
Tax recovery [(a)]	(657)	(515)	(1,386)	—	(128)
Cyberattack restoration costs	141	93	441	201	1,460
Share-based compensation	1,808	2,388	2,571	2,769	2,586
Loss (gain) on sale of business	378	—	(14,533)	—	—
Restructuring costs	435	3,923	—	—	—
Adjusted EBITDA (non-GAAP)	$ 34,181	$ 33,095	$ 38,459	$ 34,919	$ 40,199
Adjusted EBITDA, TTM (non-GAAP) [(b)]	**$ 140,654**	**$ 146,672**			
Net Debt / Adjusted EBITDA, TTM (non-GAAP)	**(0.3)x**	**(0.1)x**			

(a) Recovery of prior period withholding taxes in Brazil

(b) Adjusted EBITDA for the trailing 12-month period

scansource.com 11 August 27, 2024

ScanSource, Inc.
Earnings Infographic
Q4 FY2024

SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Working Capital, 5-Quarter Summary

($ in thousands)

	Q4 FY24	Q3 FY24	Q2 FY24	Q1 FY24	Q4 FY23
Accounts Receivable (Q/E)	$ 581,523	$ 589,847	$ 662,799	$ 691,669	$ 753,236
Days sales outstanding in receivables	71	71	68	71	72
Inventory (Q/E)	$ 512,634	$ 529,163	$ 575,137	$ 656,170	$ 757,574
Inventory turns	5.0	4.8	5.1	4.4	4.4
Accounts payable (Q/E)	$ 587,984	$ 555,733	$ 540,642	$ 617,594	$ 691,119
Paid for inventory days*	4.2	11.2	15.7	16.8	17.5
Working Capital (Q/E) (AR+INV-AP)	$ 506,173	$ 563,277	$ 697,294	$ 730,245	$ 819,691
Cash conversion cycle	75	82	84	88	90

**Paid for inventory days represent Q/E inventory days less Q/E accounts payable days*

scansource.com 12 August 27, 2024

ScanSource, Inc.
Earnings Infographic
Q4 FY2024

SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Operating Income, Net Income & EPS - QTR

($ in thousands)

	Quarter ended June 30, 2024							
	Reported GAAP measure	Intangible amortization expense	Acquisition & divestiture costs	Restructuring costs	Tax recovery, net	Gain on sale of business[(a)]	Cyberattack restoration costs	Non-GAAP measure
SG&A expenses	$68,498	$—	$(503)	$(435)	$657	$—	$(141)	$68,076
Operating income	21,871	3,741	503	435	(657)	—	141	26,034
Pre-tax income	22,697	3,741	503	435	(657)	378	141	27,238
Net income	16,097	2,788	503	327	(278)	378	106	19,921
Diluted EPS	$0.64	$0.11	$0.02	$0.01	$(0.01)	$0.02	$—	$0.80

(a) Reflects adjustment to the gain on the sale of the UK-based intY business.

($ in thousands)

	Quarter ended March 31, 2024							
	Reported GAAP measure	Intangible amortization expense	Acquisition & divestiture costs	Restructuring costs	Tax recovery, net	Gain on sale of business	Cyberattack restoration costs	Non-GAAP measure
SG&A expenses	$66,574	$—	$(511)	$(3,923)	$515	$—	$(93)	$62,562
Operating income	17,542	3,752	511	3,923	(515)	—	93	25,306
Pre-tax income	17,952	3,752	511	3,923	(515)	—	93	25,716
Net income	12,806	2,788	511	2,935	(1,648)	—	69	17,461
Diluted EPS	$0.50	$0.11	$0.02	$0.12	$(0.06)	$—	$—	$0.69

scansource.com
13
August 27, 2024

Operating Income, Net Income & EPS - QTR, continued ($ in thousands) Quarter ended December 31, 2023 Reported GAAP measure Intangible amortization expense Acquisition & divestiture costs Restructuring costs Tax recovery, net Gain on sale of business Cyberattack restoration costs Non-GAAP measure SG&A expenses $66,921 $— $(703) $— $1,386 $— $(441) $67,163 Operating income 26,826 4,037 703 — (1,386) — 441 30,621 Pre-tax income 40,046 4,037 703 — (1,386) (14,533) 441 29,308 Net income 32,726 3,002 703 — (640) (14,533) 329 21,587 Diluted EPS $1.29 $0.12 $0.03 $— $(0.03) $(0.50) $(0.01) $0.85 ($ in thousands) Quarter ended September 30, 2023 Reported GAAP measure Intangible amortization expense Acquisition & divestiture costs Restructuring costs Tax recovery, net Gain on sale of business Cyberattack restoration costs Non-GAAP measure SG&A expenses $75,436 $— $— $— $— $— $(201) $75,235 Operating income 24,084 4,193 — — — — 201 28,478 Pre-tax income 19,147 4,193 — — — — 201 23,541 Net income 15,432 3,146 — — — — 150 18,728 Diluted EPS $0.61 $0.12 $— $— $— $— $0.01 $0.74 ScanSource, Inc. Earnings Infographic Q4 FY2024 SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION scansource.com 14 August 27, 2024

Operating Income, Net Income & EPS - QTR, continued ($ in thousands) Quarter ended June 30, 2023 Reported GAAP measure Intangible amortization expense Acquisition & divestiture costs Restructuring costs Tax recovery, net Gain on sale of business Cyberattack restoration costs Non-GAAP measure SG&A expenses $74,358 $— $— $— $128 $— $(1,460) $73,026 Operating income 27,289 4,185 — — (128) — 1,460 32,806 Pre-tax income 23,462 4,185 — — (128) — 1,460 28,979 Net income 17,095 3,126 — — (2,100) — 1,092 19,213 Diluted EPS $0.68 $0.12 $— $— $(0.08) $— $0.04 $0.76 ScanSource, Inc. Earnings Infographic Q4 FY2024 SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION scansource.com 15 August 27, 2024

ScanSource, Inc.
Earnings Infographic
Q4 FY2024

SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Operating Income, Net Income & EPS - FY

($ in thousands)

	Year ended June 30, 2024							
	Reported GAAP measure	Intangible amortization expense	Acquisition & divestiture costs [(a)]	Restructuring costs	Tax recovery, net	Gain on sale of business [(b)]	Cyberattack restoration costs	Non-GAAP measure
SG&A expenses	$277,428	$—	$(1,717)	$—	$2,558	$—	$(874)	$277,395
Operating income	90,324	15,723	1,717	4,358	(2,558)	—	874	110,438
Pre-tax income	99,841	15,723	1,717	4,358	(2,558)	(14,155)	874	105,800
Net income	77,060	11,697	1,717	3,262	(2,566)	(14,155)	655	77,670
Diluted EPS	$3.06	$0.46	$0.07	$0.13	$(0.10)	$(0.56)	$0.03	$3.08

($ in thousands)

	Year ended June 30, 2023							
	Reported GAAP measure	Intangible amortization expense	Acquisition & divestiture costs	Restructuring costs	Tax recovery, net	Gain on sale of business	Cyberattack restoration costs	Non-GAAP measure
SG&A expenses	$285,695	—	$—	$—	$2,986	$—	$(1,460)	$287,221
Operating income	135,886	16,746	—	—	(2,986)	—	1,460	151,106
Pre-tax income	121,850	16,746	—	—	(2,986)	—	1,460	137,070
Net income	88,092	12,489	—	—	(3,985)	—	1,092	97,688
Diluted EPS	$3.47	$0.49	$—	$—	$(0.16)	$—	$0.04	$3.85

(a) Acquisition and divestiture costs for the fiscal year June 30, 2024 are generally non-deductible for tax purposes.

(b) Reflects gain on the sale of the UK-based intY business. This transaction resulted in a capital loss for tax purposes. The Company did not record a tax provision on the capital loss since there were no offsetting capital gains.

scansource.com 16 August 27, 2024